Capital Stock	12 Months Ended
Sep. 30, 2020
Stockholders' Equity Note [Abstract]
Capital Stock
12. CAPITAL STOCK
The Company completed its IPO on June 16, 2020, in which it sold 38,237,500 shares of its Class A common stock, including 4,987,500 shares pursuant to the underwriters’ over-allotment option. The shares were sold at an IPO price of $23.00 per share for net proceeds to the Company of approximately $819.7 million, after deducting underwriting discounts and commissions of $50.6 million and offering expenses of approximately $9.2 million payable by the Company.
Immediately prior to the completion of the IPO, the Company converted to a Delaware corporation from a limited liability company. The Company’s certificate of incorporation provides for two classes of common stock: Class A common stock and Class B common stock. In addition, the certificate of incorporation authorizes shares of undesignated preferred stock, the rights, preferences and privileges of which may be designated from time to time by the board of directors. The Company is authorized to issue up to 1.1 billion shares of Class A common stock, up to 1 hundred million shares of Class B common stock and up to 1 million shares of preferred stock, each par value $0.001 per share, in one or more series. The Class A common stock and Class B common stock provide identical economic rights, but holders of Class B common stock have limited voting rights, specifically that such holders have no right to vote, solely with respect to their shares of Class B common stock, with respect to the election, replacement or removal of directors. Holders of Class A common stock and Class B common stock are not entitled to preemptive rights. Holders of Class B common stock may convert their shares of Class B common stock into shares of Class A common stock on a one-for-one
basis, in whole or in part, at any time and from time to time at their option. The Company’s Class A common stock is traded on the New York Stock Exchange under the symbol “AZEK.”
In conjunction with the Corporate Conversion and prior to the closing of the IPO, the Company effected a unit split of its then-outstanding unit, resulting in an aggregate of 108,162,741 units, including 75,093,778 Class A units and 33,068,963 Class B units. Concurrently with the Corporate Conversion, the units were converted to an aggregate of 108,162,741 shares of common stock, including 75,093,778 shares of Class A common stock and 33,068,963 shares of Class B common stock. In addition, a class of the Company’s former indirect parent’s partnership interests referred to as “Profits Interests” were exchanged for an aggregate of 2,703,243 shares of Class A common stock and 5,532,0
5
7 shares of Class A restricted stock, and 3,477,413 shares of Class A common stock reserved for issuance upon the exercise of stock options.
On September 15, 2020, the Company completed an offering of 28,750,000 shares of Class A common stock, par value $0.001 per share, including the exercise in full by the underwriters of their option to purchase up to 3,750,000 additional shares of Class A common stock, at a public offering price of $33.25 per share. The shares were sold by the Selling Stockholders. The Company did not receive any of the proceeds from the sale of the shares by the Selling Stockholders. The estimated offering expenses of approximately $1.4 million is payable by the Company and recorded in “Other general expenses” within the Consolidated Statements of Comprehensive Income (Loss). Immediately subsequent to the closing of the secondary offering, Class B common stockholders converted 33,068,863 shares of Class B common stock into Class A common stock.

At September 30, 2020, the following amounts were issued and outstanding: 154,637,240 shares of Class A common stock and 100 shares of Class B common stock. The Company has not issued any shares of preferred stock.